UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38122	30-0971238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SAFE	NYSE

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2021, Safehold Inc. (“SAFE” or the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) virtually, for the purpose of (i) electing five directors to hold office until the 2022 Annual Meeting of Shareholders, (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) approving, on a non-binding, advisory basis, the compensation of the Company’s named executive officers and (iv) approving, on a non-binding, advisory basis, the frequency of the advisory shareholder vote on executive compensation. The final voting results for each of the proposals submitted to a vote of shareholders at the annual meeting are set forth below.

Proposal 1. Election of Directors: At the Annual Meeting, five directors were elected for terms continuing until the 2022 Annual Meeting of Shareholders. For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes
Jay Sugarman	50,782,102	771,313	980,732
Dean S. Adler	36,119,879	15,433,536	980,732
Robin Josephs	50,193,012	1,360,403	980,732
Jay S. Nydick	36,120,005	15,433,410	980,732
Stefan M. Selig	30,680,660	20,872,755	980,732

Proposal 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021: At the Annual Meeting, the votes on a proposal to ratify the selection of Deloitte & Touche LLP as SAFE’s independent registered public accounting firm for the fiscal year ended December 31, 2021 were as set out below. The proposal was approved.

For	Against	Abstentions	Broker Non-Votes
52,516,135	10,259	7,753	0

Proposal 3. Non-Binding, Advisory Vote to Approve Executive Compensation: At the Annual Meeting, the votes on a proposal to approve, on a non-binding, advisory basis, the compensation of SAFE’s named executive officers were as set out below. The proposal was approved.

For	Against	Abstentions	Broker Non-Votes
33,856,408	9,524,971	8,172,036	980,732

Proposal 4. Non-Binding, Advisory Vote to Approve Frequency of Advisory Shareholder Vote on Executive Compensation: At the Annual Meeting, the votes on a proposal to approve, on a non-binding, advisory basis, the frequency of the advisory shareholder vote on executive compensation were as set out below. The Company’s Board of Directors has considered these results and determined that the Company will hold a non-binding, advisory vote on executive compensation every year.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
51,435,744	6,391	89,037	22,243	980,732

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safehold Inc.

By:	/s/ Geoffrey M. Dugan
	Name:	Geoffrey M. Dugan
	Title:	General Counsel, Corporate and Secretary

Date:	June 7, 2021